Exhibit 99.1

Nomadar Completes Acquisition of Land for the Development of JP Financial Arena

Transaction consolidates Company’s control over a strategic asset in Spain and strengthens its global platform across sports, tourism, technology, entertainment, and MICE tourism

Marshall, Texas, July 15, 2026 — Nomadar Corp. (“Nomadar” or the “Company”), a Nasdaq-listed global sports, tourism, technology, and experiential infrastructure company, today announced that it has completed the acquisition of approximately 290,000 square meters of land in El Puerto de Santa María, Cádiz, Spain., designated for the development of the future JP Financial Arena.

The definitive closing of the acquisition completes the process previously disclosed following the execution of two binding agreements. In April 2026, Nomadar executed a binding offer to acquire approximately 130,000 square meters of land, followed by a second binding agreement in May 2026 which consolidated approximately 161,000 additional square meters.

With the closing of the transaction, Nomadar now has effective control over the entire strategic land asset. The acquisition strengthens the Company’s ability to advance the development of JP Financial Arena and to continue building an international platform connected to sports, tourism, technology, entertainment, live events, and MICE tourism.

“The completed acquisition of this land for the development of the JP Financial Arena represents significant continued development in the execution of our strategy,” said Joaquin Martin, CEO Americas & Global Vice Chairman of Nomadar. “Nomadar now has consolidated control over the landt on which we intend to develop JP Financial Arena which allows us to move forward with greater visibility into the next phases of the project. For Nomadar, this land is a strategic foundation for continuing to build a global platform across sports, tourism, technology, and entertainment.”

JP Financial Arena is conceived as a multifunctional project designed to integrate sports events, concerts, live experiences, training programs, competitions, family and sports tourism, corporate activity, and MICE tourism. The scale of the land reinforces the integrated vision of the project and supports a model capable of combining different uses connected to sports, tourism, events, and experiential activity.

Spain continues to consolidate its position as one of the world’s leading tourism markets. According to Spain’s National Statistics Institute, the country received 96.8 million international tourists in 2025, reaching a new all-time high. At the same time, the global MICE market — meetings, incentives, conferences, and exhibitions — was valued at approximately USD $945.6 billion in 2025 and is projected to reach USD $1,828.7 billion by 2033. In Europe, the MICE market was estimated at USD $478.5 billion in 2025, with projected growth to USD $953.3 billion by 2033.

“The Bay of Cádiz (Andalucia – Spain) features great attributes for a project of this nature: climate, connectivity, tourism brand, culture, gastronomy, sports, and a natural position to attract both national and international activity,” Martín added. “Our vision is for JP Financial Arena to act as a catalyst for year-round activity and to contribute to positioning the region as a reference destination for sports, entertainment, MICE tourism, and experiences.”

The Company believes that the definitive acquisition of the land improves visibility into the execution of the project and strengthens its position for future phases of planning, development, financing, strategic partnerships, and commercial operations. Nomadar plans to continue working with its technical teams, advisors, and strategic partners to advance the next stages of JP Financial Arena.

This closing forms part of Nomadar’s strategy to build an integrated global platform around sports, tourism, technology, and experiential infrastructure, combining physical assets, sports programs, digital content, education, events, family tourism, MICE tourism, and specialized real estate development.

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the JP Financial Arena real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Media Contact

aayushi@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com
or

Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com